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                                                                     EXHIBIT 4.1



                             CHINA VENTURES LIMITED
                      (INCORPORATED IN THE CAYMAN ISLANDS)
                                SHARE CERTIFICATE



CERTIFICATE NUMBER: XXX                                NUMBER OF SHARES: XXXX



         THIS CERTIFIES THAT           IS THE REGISTERED HOLDER OF
ORDINARY SHARES OF US $0.001 EACH, SUBJECT TO THE MEMORANDUM AND ARTICLES OF ASSOCIATION OF THE COMPANY AND TRANSFERABLE ONLY ON THE BOOKS OF THE COMPANY BY THE HOLDER HEREOF IN PERSON OR BY ATTORNEY ONLY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.



         IN WITNESS WHEREOF, THE SAID COMPANY HAS CAUSED THIS CERTIFICATE TO BE SIGNED BY ITS DULY AUTHORIZED OFFICERS AND ITS CORPORATE SEAL TO BE HEREUNTO AFFIXED.



THIS          DAY OF          ,          .



[SEAL]

                                  FOR TRIDENT DIRECTORS (CAYMAN) LTD.
                                  DIRECTOR



                                  TRANSFER FORM



FOR VALUE RECEIVED I/WE           DO HEREBY TRANSFER UNTO           SHARES
STANDING IN MY/OUR NAME IN THE BOOKS OF THE COMPANY WHOSE CERTIFICATE APPEARS ABOVE.



TRANSFEROR:                                            DATE: